UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AppTech Payments Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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APPTECH PAYMENTS CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS ? MAY 28, 2026, AT 10:00 AM PACIFIC TIME CONTROL ID:REQUEST ID:The undersigned, a stockholder of AppTech Payments Corp (the ?Company?), hereby revoking any proxy heretofore given, does hereby appoint Thomas DeRosa proxy, with power of substitution, for and in the name of the undersigned to attend the 2026 annual meeting of stockholders of the Company to be held at https://edge.media-server.com/mmc/go/apcx2026agm, on Thursday, May 28, 2026 beginning at 10:00 AM, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/APCX PHONE: 1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF APPTECH PAYMENTS CORP

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	**FOR**	**WITHHOLD**		
Election of Class II Directors					
Albert L. Lord		☐	☐		**CONTROL ID:**
Thomas J. DeRosa		☐	☐		**REQUEST ID:**
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**	
To approve, on an advisory basis, the compensation of the Company's named executive officers.		☐	☐	☐	
Proposal 3	→	**1 YEAR**	**2 YEARS**	**3 YEARS**	**ABSTAIN**
To indicate, on an advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the company's named executive officers.		☐	☐	☐	☐
Proposal 4	→	**FOR**	**AGAINST**	**ABSTAIN**	
To approve the 2026 AppTech Equity Incentive Plan.		☐	☐	☐	
Proposal 5	→	**FOR**	**AGAINST**	**ABSTAIN**	
Ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the year ending December 31, 2026.		☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ALL DIRECT NOMINEES FOR PROPOSAL 1, '1 YEAR' FOR PROPOSAL 3, AND 'FOR' PROPOSALS 2, 4, AND 5.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2026

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)